UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 31, 2017 ______________________
Rand Logistics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33345	20-1195343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Washington Street, Suite 201, Jersey City, New Jersey		07302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 863-9427

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Lien Credit Agreement Amendment and Waiver

On June 1, 2017, the Company and its subsidiaries entered in to an Amendment No. 4 and Waiver to Credit Agreement (the “First Lien Waiver”) to the Credit Agreement, dated as of March 27, 2015, as amended (the “First Lien Credit Agreement”), with Bank of America, N.A., in its capacity as agent and lender (the “First Lien Agent”), and certain other lenders party thereto, pursuant to which the lenders under the First Lien Credit Agreement waived, during the First Lien Waiver Period (as defined below), the Company’s failure to deliver its audited financial statements for the fiscal year ending March 31, 2017 by May 31, 2017 (the “Specified Default”). The First Lien Waiver Period ends on the earliest to occur of (i) any Event of Default (other than the Specified Default) under the First Lien Credit Agreement or the Second Lien Credit Agreement (as defined below), (ii) the commencement of any legal proceeding by any of the Credit Parties which would enjoin the First Lien Agent or lenders from enforcing their rights under the First Lien Wavier, (iii) three (3) business days following the termination of negotiations among the Credit Parties and the Second Lien Lender (as defined below) of a potential recapitalization transaction involving the Company (the terms of which have not yet been proposed by the Company or the Second Lien Lender) and (iv) June 14, 2017.

The First Lien Waiver, among other things, further provides for (i) enhanced or new restrictions on certain Company activities not in the ordinary course of business, including with respect to consummating a merger or sale, making certain intercompany payments, or incurring new liens or indebtedness (other than under the First Lien Credit Agreement), (ii) continuation of certain rights of the First Lien Agent applicable during an Event of Default during the First Lien Waiver Period (notwithstanding waiver of the Specified Default), including with respect to (a) reimbursement of fees and expenses, (b) entitlement to default interest and (c) enhanced entitlement to Company access and reporting, and (iii) restrictions on the Company's right to designate a LIBOR based interest rate for new loans under the First Lien Credit Agreement. Finally, the First Lien Waiver provides for an Event of Default under the First Lien Credit Agreement if the Company shall not have agreed to a recapitalization transaction with the Second Lien Lender by June 30, 2017, on terms reasonably satisfactory to the First Lien Agent.

Second Lien Credit Agreement Amendment and Waiver

On June 1, 2017, the Company and its subsidiaries entered in to a Fifth Amendment and Waiver to Credit Agreement (the “Second Lien Waiver”) to the Term Loan Credit Agreement, dated as of March 11, 2014, as amended (the “Second Lien Credit Agreement”), with Guggenheim Corporate Funding, LLC, as agent, and Lightship Capital LLC, as lender (the “Second Lien Lender”), pursuant to which the Second Lien Lender waived, during the Second Lien Waiver Period (as defined below), the Company’s failure to deliver its audited financial statements for the fiscal year ending March 31, 2017 by May 31, 2017 (the “Specified Default”). The Second Lien Waiver Period ends on the earliest to occur of (i) any Event of Default (other than the Specified Default) under the First Lien Credit Agreement or the Second Lien Credit Agreement, (ii) the commencement of any legal proceeding by any of the Credit Parties which would enjoin the Second Lien Lender from enforcing its rights under the Second Lien Wavier, (iii) three (3) business days following the termination of negotiations among the Credit Parties and the Second Lien Lender of a potential recapitalization transaction involving the Company, the terms of which have not yet been proposed by the Company or the Second Lien Lender and (iv) June 14, 2017.

The Second Lien Wavier, among other things, further provides for (i) enhanced or new restrictions on certain Company activities not in the ordinary course of business, including with respect to consummating a merger or sale, making certain intercompany payments, or incurring new liens or indebtedness (other than under the First Lien Credit Agreement), (ii) extension of certain rights of the Agent applicable during an Event of Default during the Second Lien Waiver Period to the Second Lien Lender and continuation of certain of such rights during the Second Lien Waiver Period (notwithstanding waiver of the Specified Default), including with respect to (a) reimbursement of fees and expenses, (b) entitlement to default interest and (c) enhanced entitlement to Company access and reporting, and (iii) restrictions on the Company's right to designate a LIBOR based interest rate for new loans under the Second Lien Credit Agreement. Finally, the Second Lien Waiver provides for an Event of Default under the Second Lien Credit Agreement if the Company shall not have agreed to a recapitalization transaction with the Second Lien Lender by June 30, 2017.

The disclosure herein regarding the First Lien Waiver and the Second Lien Waiver does not purport to be complete and is qualified in its entirety to the full text of the First Lien Waiver and the Second Lien Waiver, which are filed as exhibits 10.1 and 10.2 hereto and incorporated herein by reference. In addition, any defined terms used in the foregoing summaries which are not otherwise defined have the meaning given to such terms in the First Lien Credit Agreement and Second Lien Credit Agreement, respectively.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.04.

The occurrence of certain events, which under the First Lien Waiver and Second Lien Waiver would result in the reinstatement of an Event of Default under the First Lien Credit Agreement and Second Lien Credit Agreement, as applicable, including termination of the applicable Waiver Termination Date on June 14, 2017, is certain to occur. In addition, certain actions required under the First Lien Waiver and Second Lien Waiver in order to avoid a further or additional Event of Default under the First Lien Credit Agreement and Second Lien Credit Agreement, as applicable, including that the Company and the Second Lien Lender agree to the terms of a recapitalization transaction, are not entirely within the Company's control. As such, the Company anticipates additional Events of Default to arise under both the First Lien Credit Agreement and Second Lien Credit Agreement until such time as the parties to such agreements, particularly the Company and the Second Lien Lender, have agreed to the terms of, and implemented, a recapitalization transaction that addresses the Company's financial, liquidity and operating needs and requirements. The Company also anticipates that an additional Event of Default will occur upon delivery of its audited financial statements for the fiscal year ending March 31, 2017 as a result of the application of certain accounting procedures that will require the Company's long-term indebtedness to be reclassified as short-term indebtedness, and the inclusion of a qualified audit opinion as a result thereof. The Company intends to pursue additional waivers with respect to any such further or additional Events of Default and believes that such waivers will be forthcoming from the applicable lenders provided the Company continues to maintain satisfactory financial and operating performance and no other unrelated Events of Defaults occur under the applicable credit agreements; however, the lenders under such credit agreements are not obligated in any respect to provide any such further or additional waivers, and, accordingly, no assurance can made that any such further or additional waiver will be obtained. Failure to obtain a waiver or other accommodation from the Company's lenders in the event of a default under the Company's credit facilities would likely have a material adverse effect on the Company and its business, operations and financial performance and viability.

Cautionary Note Regarding Forward-Looking Statements.

This Form 8-K contains forward-looking statements which reflect management’s current views with respect to certain future events and the Company’s prospects, operations, performance and financial condition. Such forward-looking statements speak only as of the date of this Form 8-K and the Company will not be required to amend or update such statements at any time in the future. Forward-looking statements include, but are not limited to: the Company’s ability to obtain further or additional waivers of defaults from its lenders; and Rand's future operating and financial results and ability to remain in compliance with debt covenants. For all forward-looking statements, the Company claims the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond the Company's control and some of which might not even be anticipated. Future events and actual results could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, successful execution of the Company's business plan, adequacy of capital resources, and the ability to comply with or obtain waivers with respect to non-compliance with the terms of the Company's debt facilities. The risks included are not exhaustive; for a more detailed description of these uncertainties and other factors, see the “Risk Factors” section in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 16, 2016, and in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 4 and Waiver to Credit Agreement, dated as of May 31, 2017, by and among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc., Black Creek Shipping Company, Inc., as borrowers, Bank of America, N.A., as agent, and the lenders party thereto.
10.2	Fifth Amendment and Waiver to Credit Agreement, dated as of May 31, 2017, by and among Lower Lakes Towing Ltd., Grand River Navigation Company, Inc., Black Creek Shipping Company, Inc., as the credit parties, Guggenheim Corporate Funding, LLC, as agent, and Lightship Capital LLC, as the lender.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2017	RAND LOGISTICS, INC.

	By:	/s/ Mark S. Hiltwein
	Name:	Mark S. Hiltwein
	Title:	Chief Financial Officer